UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019 (December 24, 2018)

FINDEX.COM, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-29963	88-0378462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1313 South Killian Drive, Lake Park, FL	33403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 328-6488

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Findex.com, Inc. (the “Company”) on December 31, 2018. This Amendment No. 1 is being filed to provide certain supplementation to the originally filed Current Report on Form 8-K, which, in supplemented form, now includes language in the exhibit index indicating that portions of Exhibit 10.57 have been omitted pursuant to the Company’s request for confidential treatment and that such non-public information has been filed with the Commission.

Section 1 – Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

Acquisition of Previously Non-Owned Interest in Advanced Cement Sciences LLC

On December 24, 2018, and in a series of separate but related taxable transactions, Findex.com, Inc. (“Findex,” the “Company,” “we,” “us”) acquired the 68.95% economic – and 68.42% voting – interests not previously owned by it in Advanced Cement Sciences LLC (formerly Advanced Nanofibers LLC, and referred to hereinafter as “Advanced”), resulting in the Company owning 100% of Advanced as of the date hereof. Prior to the consummation of these transactions, effected separately with each of the other four holders of membership interests in Advanced, we had owned a 31.05% economic – and 31.58% minority voting – interest in Advanced. In exchange for the acquisition by the Company of such combined membership interests, the Company issued to the holders thereof a combined total of 175,000,000 shares of Company common stock, including 57,458,335 shares, indirectly and through beneficial ownership, to our president and chief executive officer, Steven Malone, and 57,458,333, also indirectly and through beneficial ownership, to our corporate and securities legal counsel, Michael Membrado. The agreements pursuant to which this series of transactions were consummated are included as exhibits 10.50 – 10.53 to this Current Report on Form 8-K.

In connection with the acquisition of this remaining percentage interest in Advanced, each of the three incumbent managers of Advanced resigned, effective immediately, and the Company designated itself as the manager of that entity, which now exists as our wholly-owned subsidiary.

In order to enable the issuance by us of the 175,000,0000 shares of Company common stock, which would have otherwise been unavailable in its entirety to be issuable from our authorized shares due to shares of Company common stock having been previously reserved for issuance in connection with currently outstanding debt of the Company convertible in accordance with its terms, each of Steven Malone, Michael Membrado, and Micki Malone, our controller, agreed pursuant to written instruments on December 24, 2018 to relinquish their respective rights of conversion on Company promissory notes held by them. The agreements pursuant to which these rights were surrendered are included as exhibits 10.54 – 10.56 to this Current Report on Form 8-K.

About Advanced Cement Sciences LLC

Advanced is a Florida-based, development-stage company that acquired and owns certain intellectual property aimed at the production of advanced concrete and stucco admixtures and that consists principally of a combination of unique, proprietary formulations and production processes. Advanced is in the process of developing and commercializing an array of application-specific products that rely on this technology, each of which are at a different stage of research and development, on the one hand, or very early commercialization, on the other. The technology was acquired via irrevocable assignment by Advanced in February of 2018 from the individual responsible for its development, Matthew Piazza, who has been independently consulting for Advanced and is expected to continue to do so for the foreseeable future, though there is not currently an agreement in place relating to Mr. Piazza’s services going forward. Pursuant to the terms of the agreement by which Advanced acquired the subject technology from Mr. Piazza, Advanced is obligated to pay to Mr. Piazza a percentage of all annually distributable income of Advanced based on the gross profit margins of products sold by or for the account of Advanced, and actually realized by Advanced and not at any time recouped, in accordance with the following schedule:

Gross Margin Actually Realized By Advanced	Percentage
Up To 35%	0%
35-45%	1%
45.01-55%	2%
55.10-65%	3%
65.01-75%	4%
75.01% or More	5%

Individually and indirectly through his interest in one of the former members of Advanced as well as a controlled entity, Mr. Piazza received 28,729,166 shares of Company common stock in exchange for the membership interest in Advanced we acquired in the series of transactions consummated on December 24, 2018.

Advanced has not, to date, generated anything beyond nominal revenues from any developed product lines, though:

(a)	sales have begun to a company with which Advanced had been affiliated (through common ownership with one of the beneficial owners from whom we acquired the remaining interest in the subject series of transactions), United Stone, LLC, and that is currently selling precast decorative lightweight “manufactured stone” product using one of Advanced’s premier proprietary admixes to Lennar Corporation, a very large homebuilder operating throughout the U.S.;

(b)	one product line (a high-performance stucco admix) is believed by us to be ready at this time for commercialization and market introduction, subject to a variety of questions that remain unresolved, particularly those associated with continuing uncertainties surrounding (i) the long-term performance characteristics and durability of the products, (ii) the lack to date of having completed industry-standard testing of such products, (iii) market sizes, (iv) market receptivity, (v) market penetration rates, (vi) the attainability and sustainability of targeted market price points for such products in order to achieve established benchmark minimum gross margin thresholds, and (vii) the degree to which stockpiling speculative inventory will be necessary during the early-going sales period to meet customer demand if and when it materializes and develops; and

(c)	several other cement admix product lines remain (at varying stages) under continuing research, development and testing for which the potentially definable construction markets are worldwide and very large by any standard, including ultra-lightweight, ultra-high-strength, and fire-resistant concrete blocks, hollow-core panels, and other pre-cast construction panels and materials.

The only material asset of Advanced existing as of the date hereof is the intellectual property to which it obtained the above-referenced assignment, the value of which remains highly speculative as of the date hereof, but the prospects for which offer potentially desirable returns for each of at least several applications in the event of successful product commercialization and market penetration/adoption at targeted price points. Although there can be no assurances as to the discounted present or future value of Advanced or the technology it owns, and despite our having been unable as a practical matter - due to prohibitive cost considerations given our current financial condition and unavailability of allocable cash - to obtain a professional, independent third-party valuation and/or fairness opinion, we have concluded based on our unique (though necessarily incomplete) knowledge of the relevant facts as a member since inception that Advanced represents a uniquely worthy investment opportunity for us given the potential revenue-generating value of the intellectual property that it owns.

Our Historical Involvement With Advanced

The Company was one of three founding members in Advanced in September 2016. Following an equity restructuring of Advanced that occurred in May 2017 that arose out of the agreed-upon departure from the enterprise of one of the founding technology firms and the addition of a new member that occurred in July 2017, until the series of transactions consummated on December 24, 2018, the venture was owned and controlled approximately 93% by its remaining two founding members, the Company and Nanotech Fibers, LLC, each of which have been actively involved in its development to date. Although Advanced had been in a purely pre-revenue stage of development, our management team had been devoting a very significant percentage of its time to the business of this enterprise.

Since September 14, 2016, and for accounting purposes under FASB guidelines, Advanced has constituted a variable interest entity of which the Company until recently owned a minority 31.05% economic interest and for which it has been considered the primary beneficiary among the equity participants based on qualitative and quantitative criteria. For this reason, we have been auditing and consolidating the financial statements of Advanced together with our own since September 14, 2016.

Pursuant to an unwritten understanding among the then-members of Advanced, we, as a significant stakeholder in Advanced, began making expenditures on behalf of Advanced in late 2016 because, as a practical matter, we had available funds to allocate and Advanced was without other sources of available financing. Although it was never formally agreed to, the basic understanding among the members was that we would make expenditures on behalf of Advanced that would be treated as a loan (though no interest rate was at any time specified). The reason it was never reduced to a formal written agreement was that working out the precise and definitive details of such agreement proved ultimately to be too challenging to be meaningfully effective on a prospective basis given the variety of materials, personnel services, facilities and other resources involved (shared and/or crossing over between the Company and Advanced), coupled with the reality that the composition of such expenses was evolving continuously and rapidly. As of December 24, 2018, the date on which the series of transactions were consummated causing Advanced to have become our wholly-owned subsidiary, Advanced owed us $240,677 for expenditures we had incurred on behalf of Advanced since September 14, 2016.

Section 2 – Financial Information.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As a result of the series of transactions described above in Item 1.01, we acquired the 68.95% economic interests not previously owned by us in Advanced’s assets, resulting in our owing 100% of Advanced’s assets as of the date hereof. The assets acquired are described above in Item 1.01.

Section 3 – Securities and Trading Markets.

Item 3.02.	Unregistered Sales of Equity Securities.

As a result of the series of transactions described above in Item 1.01, and in consideration of our having acquired the economic and voting interests not previously owned by us in Advanced, we issued to the sellers of such interests an aggregate of 175,000,000 shares of Company common stock. The specific distribution of such 175,000,000 common shares was as reflected in the table immediately below.

Date Securities Issued	Securities Title	Issued To	Number of Securities Issued	Price Per Share	Consideration*	Footnotes
Company Common Stock Issuances
Issued in Exchange for Membership Interest in Advanced Cement Sciences LLC
December 24, 2018	Restricted Common Stock	AZBC, LLC	28,729,166	$0.0021	$60,331	1
December 24, 2018	Restricted Common Stock	ANB Enterprises, LLC	28,729,166	$0.0021	$60,331	2
December 24, 2018	Restricted Common Stock	August Center Street Holdings, LLC	57,458,335	$0.0021	$120,663	3
December 24, 2018	Restricted Common Stock	Sweet Swing Holdings, LLC	57,458,333	$0.0021	$120,662	4
December 24, 2018	Restricted Common Stock	Octiller International LLC	1,750,000	$0.0021	$3,675	5
December 24, 2018	Restricted Common Stock	John Wachtel	875,000	$0.0021	$1,838

We relied in each case for these unregistered sales on the private offering exemption of Section 4(a)(2) of the Securities Act and/or the private offering safe harbor provision of Rule 506 of Regulation D promulgated thereunder based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of general solicitation, (iii) representations obtained from the recipients relative to their accreditation and/or sophistication (or from offeree or purchaser representatives, as applicable), (iv) the provision of appropriate disclosure, and (v) the placement of restrictive legends on the certificates reflecting the securities coupled with investment representations obtained from the recipients.

* The consideration referenced in this column is based strictly on the quoted market trading price of the Company common shares as of the close of business on the date of issuance and does not include any appropriately applied discount to such stated price based on either the relative illiquidity of such shares and/or their status as restricted securities, which discount could be substantial.

(1) This entity (a Florida limited liability company) is wholly-owned by Matthew R. Piazza. The shares issued to this entity were acquired in an exchange of securities with Nanotech Fibers, LLC, the transactional recipient of the shares, which caused them to be immediately distributed among the members of Nanotech Fibers, LLC of which AZBC, LLC is one of three members.

(2) This entity (a Florida limited liability company) is wholly-owned by James S. Bond and his spouse. The shares issued to this entity were acquired in an exchange of securities with Nanotech Fibers, LLC, the transactional recipient of the shares, which caused them to be immediately distributed among the members of Nanotech Fibers, LLC of which ANB Enterprises, LLC is one of three members.

(3) This entity (a Florida limited liability company) is wholly-owned by Steven Malone, our president and chief executive officer. The shares issued to this entity were acquired in an exchange of securities with Nanotech Fibers, LLC, the transactional recipient of the shares, which caused them to be immediately distributed among the members of Nanotech Fibers, LLC of which August Center Street Holdings, LLC is one of three members.

(4) This entity (a New York limited liability company) is wholly-owned by Michael M. Membrado, our corporate and securities counsel.

(5) This entity (a Georgia limited liability company) is wholly-owned by Craig Tucker.

Section 9 – Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired

Since September 14, 2016, and for accounting purposes under FASB guidelines, Advanced has constituted a variable interest entity of which the Company until recently owned a minority 31.05% economic interest and for which it has been considered the primary beneficiary among the equity participants based on qualitative and quantitative criteria.  For this reason, we have been auditing and consolidating the financial statements of Advanced together with our own since September 14, 2016. The financial statements acquired are described and incorporated by reference to our annual report on Form 10-K for the fiscal year ended December 31, 2017 (filed on April 17, 2018), and our quarterly reports on Form 10-Q for the periods ended March 31, 2018 (filed on May 21, 2018), June 30, 2018 (filed on August 22, 2018), and September 30, 2018 (filed on November 14, 2018).

(b)       Pro Forma Financial Information

Based on Advanced having been treated as a variable interest entity since its inception, and our having included Advanced’s audited financial statements within our own audited and consolidated financial statements, the effects of the acquisition of Advanced have previously been presented within our annual report on Form 10-K for the fiscal year ended December 31, 2017 (filed on April 17, 2018), and our quarterly reports on Form 10-Q for the periods ended March 31, 2018 (filed on May 21, 2018), June 30, 2018 (filed on August 22, 2018), and September 30, 2018 (filed on November 14, 2018).

(d)        Exhibits

Exhibit No.	Description
10.50	Securities Exchange Agreement, dated December 24, 2018 by and between the Company and Nanotech Fibers LLC.

10.51	Securities Exchange Agreement, dated December 24, 2018 by and between the Company and Sweet Swing Holdings, LLC.

10.52	Securities Exchange Agreement, dated December 24, 2018 by and between the Company and Octiller International, LLC.

10.53	Securities Exchange Agreement, dated December 24, 2018 by and between the Company and John Wachtel.

10.54	Relinquishment of Debt Conversion Rights, dated December 24, 2018 by and between the Company and Steven Malone.

10.55	Relinquishment of Debt Conversion Rights, dated December 24, 2018 by and between the Company and Michael Membrado.

10.56	Relinquishment of Debt Conversion Rights, dated December 24, 2018 by and between the Company and Micki Malone.

10.57	Technology Contribution & Assignment Agreement, dated February 6, 2018 by and between Advanced Cement Sciences, LLC (formerly Advanced Nanofibers LLC) and Matthew R. Piazza (subject, however, to a very small portion of Schedule A to this agreement having been omitted pursuant to a request by the Company for confidential treatment, which non-public information has been filed non-electronically with the Commission).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on Findex’s current expectations, including, among other things, statements regarding (i) Findex’s future revenue prospects resulting from its acquisition of the membership interests in Advanced not previously owned by it, and (ii) the prospects for successfully commercializing Advanced’s technology and products more generally, including the ability to produce and market such products at acceptable gross margin levels. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) most of Advanced’s products are in some stage of research and development and may never emerge as commercially feasible, (ii) there can be no assurance regarding our ability to successfully commercialize Advanced’s technology or the products embodying such technology, including the ability to produce and market such products at acceptable gross margin levels, (iii) there can be no assurance regarding the future revenue prospects for Advanced, and (iv) our ability to successfully commercialize Advanced’s technology and products will be dependent in part on the availability and extent of funds and other resources we determine to allocate to developing such technology and products, which cannot be assured. These forward-looking statements are made as of the date of this Current Report on Form 8-K, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including Findex’s most recent reports on Form 10-K and Form 10-Q and Current Reports on Form 8-K that we have filed and may file from time to time, which could cause actual results to vary from expectations. Findex assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINDEX.COM, INC.

By:	/s/ Steven Malone
Steven Malone President & Chief Executive Officer

Date:  April 1, 2019